UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRIMO WATER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 11, 2023, Primo Water Corporation (NYSE: PRMW) (TSX: PRMW) (the “Company”) issued an investor presentation titled “Building Long-Term Value as a Leading Pure Play Water Company”, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the investor presentation is also available at no charge on the Company’s website at https://primowatercorp.com/investors/.